Assets Held for Sale	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Assets Held for Sale
Note 3. Discontinued Operations

In June 2009, Petroleos de Venezuela S.A. (“PDVSA”) commenced taking possession of our assets and operations in a number of our locations in Venezuela, and by the end of the second quarter of 2009, PDVSA had assumed control over substantially all of our assets and operations in Venezuela. The expropriation of our business in Venezuela meets the criteria established for recognition as discontinued operations under GAAP. Therefore, our Venezuelan contract operations business is reflected as discontinued operations in our financial statements.

In March 2010, our Spanish subsidiary filed a request for the institution of an arbitration proceeding against Venezuela with the International Centre for Settlement of Investment Disputes (“ICSID”) related to the seized assets and investments under the agreement between Spain and Venezuela for the Reciprocal Promotion and Protection of Investments and under Venezuelan law. The arbitration hearing occurred in July 2012.

In August 2012, our Venezuelan subsidiary sold its previously nationalized assets to PDVSA Gas, S.A. (“PDVSA Gas”) for a purchase price of approximately $441.7 million. We received an initial payment of $176.7 million in cash at closing, of which we remitted $50.0 million to repay the amount we collected in January 2010 under the terms of an insurance policy we maintained for the risk of expropriation. We received installment payments, including an annual charge, totaling $19.7 million, $38.8 million and $56.6 million during the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017, the remaining principal amount due to us was approximately $17 million. We have not recognized amounts payable to us by PDVSA Gas as a receivable and will therefore recognize payments received in the future as income from discontinued operations in the periods such payments are received. The proceeds from the sale of the assets are not subject to Venezuelan national taxes due to an exemption allowed under the Venezuelan Reserve Law applicable to expropriation settlements. In addition, and in connection with the sale, we and the Venezuelan government agreed to waive rights to assert certain claims against each other.

In connection with the sale of these assets, we have agreed to suspend the arbitration proceeding previously filed by our Spanish subsidiary against Venezuela pending payment in full by PDVSA Gas of the purchase price for these nationalized assets.

In accordance with the separation and distribution agreement from the Spin-off, a subsidiary of Archrock has the right to receive payments from EESLP, based on a notional amount corresponding to payments received by our subsidiaries from PDVSA Gas in respect of the sale of our previously nationalized assets promptly after such amounts are collected by our subsidiaries. Pursuant to the separation and distribution agreement, we transferred cash of $19.7 million and $38.8 million to Archrock during the years ended December 31, 2017 and 2016, respectively. The transfers of cash were recognized as reductions to additional paid-in capital in our financial statements. See Note 22 for further discussion related to our contingent liability to Archrock.

In the first quarter of 2016, we began executing a plan to exit certain Belleli businesses to focus on our core businesses. Specifically, we began marketing for sale the Belleli CPE business comprised of engineering, procurement and manufacturing services related to the manufacture of critical process equipment for refinery and petrochemical facilities (referred to as “Belleli CPE” or the “Belleli CPE business” herein). Belleli CPE met the held for sale criteria and is reflected as discontinued operations in our financial statements for all periods presented. In August 2016, we completed the sale of our Belleli CPE business to Tosto S.r.l. for cash proceeds of $5.5 million. Belleli CPE was previously included in our product sales segment. In conjunction with the planned disposition of Belleli CPE, we recorded impairments of long-lived assets and current assets that totaled $68.8 million during the year ended December 31, 2016. The impairment charges are reflected in income (loss) from discontinued operations, net of tax.

In addition, in the first quarter of 2016, we began executing our exit of the Belleli EPC business that has historically been comprised of engineering, procurement and construction for the manufacture of tanks for tank farms and the manufacture of evaporators and brine heaters for desalination plants in the Middle East (referred to as “Belleli EPC” or the “Belleli EPC business” herein) by ceasing the bookings of new orders. As of the fourth quarter of 2017, we have substantially exited our Belleli EPC business and, in accordance with GAAP, it is reflected as discontinued operations in our financial statements for all periods presented. Although we have reached mechanical completion on all remaining Belleli EPC contracts, we are still subject to risks and uncertainties potentially resulting from warranty obligations, customer or vendors claims against us, settlement of claims against customers, completion of demobilization activities and litigation developments. The facility previously utilized to manufacture products for our Belleli EPC business has been repurposed to manufacture product sales equipment. As such, certain personnel, buildings, equipment and other assets that were previously related to the Belleli EPC business will remain as part of our continuing operations. As a result, activities associated with our ongoing operations at our repurposed facility are included in continuing operations.

The following table summarizes the operating results of discontinued operations (in thousands):

	Years Ended December 31,
	2017			2016				2015
	Venezuela	Belleli EPC	Total	Venezuela	Belleli EPC	Belleli CPE	Total	Venezuela	Belleli EPC	Belleli CPE	Total
Revenue	$—	$72,693	$72,693	$—	$123,856	$28,469	$152,325	$—	$103,221	$60,138	$163,359
Cost of sales (excluding depreciation and amortization expense)	—	41,329	41,329	—	126,322	27,323	153,645	—	134,846	55,169	190,015
Selling, general and administrative	131	5,262	5,393	54	8,500	1,494	10,048	185	9,913	2,611	12,709
Depreciation and amortization	—	5,653	5,653	—	5,088	861	5,949	—	8,483	3,388	11,871
Long-lived asset impairment	—	—	—	—	651	68,780	69,431	—	—	—	—
Recovery attributable to expropriation	(16,514)	—	(16,514)	(33,124)	—	—	(33,124)	(50,074)	—	—	(50,074)
Restructuring and other charges	—	(439)	(439)	—	5,419	2,735	8,154	—	—	785	785
Interest expense	—	—	—	—	—	17	17	—	—	(1)	(1)
Other (income) expense, net	(3,157)	539	(2,618)	(5,966)	(42)	(191)	(6,199)	(6,243)	(78)	(451)	(6,772)
Provision for (benefit from) income taxes	—	153	153	—	518	57	575	—	108	(5)	103
Income (loss) from discontinued operations, net of tax	$19,540	$20,196	$39,736	$39,036	$(22,600)	$(72,607)	$(56,171)	$56,132	$(50,051)	$(1,358)	$4,723

The following table summarizes the balance sheet data for discontinued operations (in thousands):

	December 31, 2017			December 31, 2016
	Venezuela	Belleli EPC	Total	Venezuela	Belleli EPC	Belleli CPE	Total
Cash	$3	$—	$3	$11	$—	$—	$11
Accounts receivable	—	14,770	14,770	—	26,829	—	26,829
Inventory	—	—	—	—	31	—	31
Costs and estimated earnings in excess of billings on uncompleted contracts	—	7,786	7,786	—	10,657	—	10,657
Other current assets	2	1,190	1,192	3	3,744	—	3,747
Total current assets associated with discontinued operations	5	23,746	23,751	14	41,261	—	41,275
Property, plant and equipment, net	—	1,054	1,054	—	6,887	—	6,887
Intangible and other assets, net	—	2,646	2,646	—	1,652	—	1,652
Total assets associated with discontinued operations	$5	$27,446	$27,451	$14	$49,800	$—	$49,814

Accounts payable	$—	$9,253	$9,253	$—	$20,258	$—	$20,258
Accrued liabilities	59	15,617	15,676	906	43,337	207	44,450
Billings on uncompleted contracts in excess of costs and estimated earnings	—	7,042	7,042	—	12,931	—	12,931
Total current liabilities associated with discontinued operations	59	31,912	31,971	906	76,526	207	77,639
Other long-term liabilities	1	6,527	6,528	2	7,251	—	7,253
Total liabilities associated with discontinued operations	$60	$38,439	$38,499	$908	$83,777	$207	$84,892
Note 8. Assets Held for Sale

As part of our continual strategic review and optimization of our business structure and the service solutions we offer to our customers, we identified certain assets within our products sales business that we expect to sell within the next twelve months. In the fourth quarter of 2017, we classified $20.5 million of current and long-term assets primarily related to inventory and property, plant and equipment, net, as assets held for sale in our balance sheet. We also determined that certain other assets within our product sales business were assessed to have no future benefit to our ongoing operations. In conjunction with the planned disposition and assessment of certain other assets, we recorded an impairment of long-lived assets that totaled $5.1 million to write-down these assets to their approximate fair values. The impairment charges are reflected in long-lived asset impairment in our statements of operations.